Exhibit 10.7

Execution Version

PARTIAL RELEASE OF COLLATERAL LETTER

Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, CA 95814

Aurora Cooperative Elevator Company

2225 Q Street

Aurora, NE 68818

April 15, 2020

Re: That certain Credit Agreement, dated as of December 15, 2016 (as amended, supplemented, or otherwise modified from time to time, the “PEP Credit Agreement”), by and among Pacific Ethanol Pekin, LLC, a Delaware limited liability company (“PEP”), Compeer Financial, PCA, a federally-chartered instrumentality of the United States (the “Lender”), and CoBank, ACB, a federally-chartered instrumentality of the United States (the “Agent”); that certain Credit Agreement, dated as of September 15, 2017 (as amended, supplemented, or otherwise modified from time to time, the “ICP Credit Agreement”), by and among Illinois Corn Processing, LLC, a Delaware limited liability company (“ICP”), the Lender, and the Agent; that certain Pledge Agreement, dated as of March 20, 2019 (as amended, supplemented, or otherwise modified from time to time, the “PEP Pledge Agreement”), by and among Pacific Ethanol Central, LLC (the “Pledgor”), Pacific Aurora, LLC (“Aurora”), a Delaware limited liability company, and the Agent; that certain Pledge Agreement, dated as of March 20, 2019 (as amended, supplemented, or otherwise modified from time to time, the “ICP Pledge Agreement” and, together with the PEP Pledge Agreement, the “Pledge Agreements”), by and among the Pledgor, Aurora, and the Agent; that certain Security Agreement, dated as of December 15, 2016, by and between PEP and the Agent (as amended, supplemented or otherwise modified from time to time, the “PEP Security Agreement”); that certain Security Agreement, dated as of September 15, 2017, by and between ICP and the Agent (as amended, supplemented, or otherwise modified from time to time, the “ICP Security Agreement”); that certain Security Agreement, dated as of March 20, 2019, by and between Pacific Ethanol Central, LLC and the Agent (as amended, supplemented, or otherwise modified from time to time, the “PEC Security Agreement” and, collectively with the PEP Security Agreement and the ICP Security Agreement, the “Security Agreements”); and that certain Intercreditor Agreement, dated March 20, 2020 (as amended, supplemented, or otherwise modified from time to time, the “Intercreditor Agreement” and, collectively with the PEC Credit Agreement, the ICP Credit Agreement, the Pledge Agreements, and the Security Agreements, the “Loan Documents”), by and among Pacific Ethanol, Inc. (the “Company”), Cortland Products Corp., as collateral agent for the senior secured noteholders (the “Notes Agent”), and the Agent.

Ladies and Gentlemen:

Capitalized terms used and not otherwise defined in this letter agreement shall have the respective meanings given to them in the Loan Documents, as applicable.

By their signatures below, each of the Company, PEP, ICP, and the Pledgor hereby certify that the Pledgor is selling the released property set forth on Annex A (the “Released Property”) in accordance with that certain Membership Interest Purchase Agreement, dated as of February 28, 2020, by and among the Pledgor, Aurora, and Aurora Cooperative Elevator Company, a Nebraska cooperative company (the “Buyer”) (as amended, the “Purchase Agreement”) for $52,789,425.00, which amount is comprised of $16,500,000.00 in Seller Notes (as defined in the Purchase Agreement) and $36,289,425.00 in cash, subject to adjustment in accordance with the terms of the Purchase Agreement. Pursuant to the Purchase Agreement, the Buyer has requested that the Agent, on behalf of the Secured Parties, release all liens on and security interest in the Released Property held by the Agent, including, without limitation, the liens and security interests granted under (i) the Pledge Agreements and (ii) the Security Agreements (such liens and security interests, collectively, the “Agent Liens”).

In connection therewith, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, PEP, ICP, the Pledgor, the Buyer, the other grantors party hereto, and the Agent, on behalf of the Lender and in its capacity as a Secured Party under the Loan Documents, agree as follows:

Upon receipt by the Agent of:

(a)	a fully executed copy of the Purchase Agreement, together with evidence of the consummation of sale of the Released Property pursuant thereto;

(b)	a fully executed copy of a collateral release letter from the Notes Agent releasing its lien on the Released Property automatically or effective upon substantially similar terms as set forth herein;

(c)	a fully executed counterpart of this letter agreement signed by the Company, PEP, ICP, the Pledgor, and the other grantors under the Loan Documents;

(d)	on behalf of the Pekin Lenders and ICP Lenders, a wire transfer of immediately available funds of $14,799,189.62 to the account set forth on Annex B, representing 80 percent of the net cash sale proceeds to be paid under the Purchase Agreement on the closing date;

(e)	on behalf of the Pekin Lenders and ICP Lenders, a fully executed copy of Assignment of Notes and Deeds of Trust, together with each of the following:

(i)	fully executed copies of the Seller Notes (as defined in the Purchase Agreement),

(ii)	an executed endorsement of each Seller Note in form acceptable to the Agent;

(iii)	fully executed and notarized copies of the Seller Deeds of Trust (as defined in the Purchase Agreement);

(iv)	fully executed and notarized copies of the Collateral Assignment of Deed Of Trust, Assignment of Leases And Rents, Fixture Filing And Security Agreement with respect to each of the Seller Deeds of Trust;

the Agent Liens and security interest created under the Pledge Agreements and the Security Agreements in favor of the Agent, on behalf of the Agent and Lender, in all of the Pledgor’s rights, title, and interests in, to or under any and all of the Released Property is released; provided that this letter agreement shall not, other than with respect to the Released Property, waive, release, modify, or terminate any other collateral or provisions of the Security Agreements or any obligations of the Pledgor under the Security Agreements or the Pledge Agreements that are contingent reimbursement or indemnity or similar obligations or obligations that by their terms survive the termination thereof or release of Agent Liens and security interests on the Released Property.

The Company, PEP, ICP, and the Pledgor acknowledge and agree that the Agent Liens granted under the Pledge Agreements and the Security Agreements shall be reinstated with full force and effect if, at any time on or after the date hereof, all or any portion of the sale of the Released Property is voided or rescinded or otherwise undone upon the insolvency, bankruptcy, or reorganization of the Company, the Pledgor or any other subsidiary of the Company party to the Loan Documents or otherwise, all as though such payment had not been made.

The Agent agrees to procure, deliver, or execute and deliver to the Company, from time to time, all further releases, termination statements, certificates, instruments, and documents, each in form and substance reasonably satisfactory to the Company and the Agent, and take any other actions, as may be reasonably requested by the Company or which are required to evidence the consummation of the release contemplated hereby, in each case, at the sole cost and expense of the Company (including attorneys’ fees and expenses).

The Agent hereby authorizes the Buyer, the Company, PEP, ICP, or the Pledgor, or any other party on behalf of the Company, PEP, ICP, or the Pledgor, to file the UCC-3 financing statement amendment attached hereto as Exhibit I to effect the foregoing releases in the appropriate recording and filing offices.

It is expressly agreed and understood that this is a partial release and that it shall in no manner release, affect, or impair the liens and security interests in favor of the Agent or the Lender, under the Security Agreements or otherwise, against any collateral other than the Released Property. Except as expressly set forth herein, all terms and conditions of each Loan Document shall remain in full force and effect. The Company, PEP, ICP, and each other grantor under the Loan Documents hereby ratify and affirm the Loan Documents.

To the extent that any offsets, defenses, or claims that may exist arising out of or relating to this letter agreement, the Loan Documents, or any other transaction documents and the transactions contemplated hereby or thereby against the Agent, the Lender, or any of their respective subsidiaries, affiliates, officers, directors, employees, agents, attorneys, professionals, predecessors, successors or assigns, both present and former (collectively, the “Released Parties”) whether asserted or unasserted, by execution of this letter agreement, the Company, for itself and its subsidiaries and affiliates and each of their respective successors, assigns, affiliates, subsidiaries, predecessors, employees, heirs and executors, as applicable (collectively, “Releasors”), jointly and severally, release and forever discharge each of the Released Parties of and from any and all manner of actions, causes of action, torts, suits, debts, controversies, damages, judgments, executions, claims, and demands whatsoever, asserted or unasserted, in law or in equity, that exist or have occurred on or prior to the date of this letter agreement, arising out of or relating to this letter agreement, the Loan Documents or any other transaction documents, which any of the Releasors ever had or now have against any of the Released Parties, including, without limitation, any presently existing claim whether or not presently suspected, contemplated or anticipated.

This letter agreement (a) shall be governed by and construed in accordance with the laws of the State of New York, (b) may be executed electronically in one or more counterparts, each of which shall be an original and all of which, taken together, shall constitute one and the same instrument, (c) sets forth the entire agreement among the parties relating to the subject matter pertaining hereto, and no term or provision hereof may be amended, changed, waived, discharged, or terminated orally or otherwise, except in writing signed by each such party, and (d) shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns. Buyer is an express third-party beneficiary of this letter and shall be entitled to rely upon the terms hereof.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this letter agreement as of the date set out above.

ACKNOWLEDGED AND CONSENTED TO BY:

PACIFIC ETHANOL, INC.

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

ILLINOIS CORN PROCESSING, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL PEKIN, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL WEST, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature Page to CoBank Partial Release of Collateral Letter]

PE OP CO.

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL MADERA LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL CENTRAL, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL MAGIC VALLEY, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

PACIFIC ETHANOL STOCKTON LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature Page to CoBank Partial Release of Collateral Letter]

PACIFIC ETHANOL COLUMBIA, LLC

By:	/s/ Bryon T. McGregor
Name:	Bryon T. McGregor
Title:	Chief Financial Officer

[Signature Page to CoBank Partial Release of Collateral Letter]

ACCEPTED AND AGREED:

AGENT:

COBANK, ACB.

By:	/s/ Janet Downs
Name:	Janet Downs
Title:	Vice President

[Signature Page to CoBank Partial Release of Collateral Letter]

Annex A

All Equity Interests (as hereafter defined) of Pledgor described below, together with all products and proceeds thereof (except to the extent such proceeds constitute proceeds of the sale under the Purchase Agreement, including without limitation any Seller Notes (as defined in the Purchase Agreement), and such proceeds of the sale and Seller Notes shall not constitute Released Property):

“Equity Interests” shall mean all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

Pledgor	Issuer	Type and Class of Equity Interests	Number of Pledged Shares	Certificate Number	Percentage of Outstanding Equity Interests
Pacific Ethanol Central, LLC	Pacific Aurora, LLC	Membership Interest	73.93 units	N/A	73.93%

ANNEX B

EXHIBIT I

UCC-3 FINANCING STATEMENT AMENDMENT

[See attached]